Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

10. Subsequent Events

Headquarters Lease Amendment

On February 5, 2020 the Company entered into a fifth amendment with HCP Torrey Pines, LLC to expand the size of their existing premises by approximately 13,300 square feet from approximately 15,355 square feet to approximately 28,655 square feet. The amendment provides that base rent for the new premises will be $0.1 million per month that will increase slightly each year after the delivery of the new premises. Additionally, the amendment increased the security deposit under the existing lease agreement by $0.1 million from $0.1 million to $0.2 million. The amendment also provides the right to perform improvements in the Company’s existing premises and the new premises, subject to certain conditions and procedures. The Company is entitled to a tenant improvement allowance for certain costs incurred while performing these improvements in the amount of $0.3 million, which amount may be increased by up to $0.1 million at our election and subject to a corresponding increase in rent. This lease amendment is not reflected in the operating lease section of Note 6 above as it occurred after December 31, 2019.

2020 Private Placement

On February 28, 2020, the Company entered into a securities purchase agreement, or the Purchase Agreement, with certain institutional investors for a private placement of the Company’s equity securities, or the Private Placement. Cowen and Company, LLC served as lead placement agent for the Private Placement, with William Blair & Company, L.L.C. acting as joint placement agent. Lake Street Capital Markets, LLC acted as co-placement agent.

The Private Placement consisted of 2,467,724 shares of common stock at a price of $10.50 per share, 3,198.9419 shares of Series B-1 Convertible Preferred Stock at a price of $10,500 per share, and 523.8094 shares of Series B-2 Convertible Preferred Stock at a price of $10,500 per share, for aggregate gross proceeds of approximately $65.0 million, and net proceeds to the Company of approximately $60.0 million, after deducting estimated offering expenses payable by the Company.

The Company considered subsequent events through March 10, 2020, the date the consolidated financial statements were available to be issued.